This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  1.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       26
   Z) Net investment income ------------------------------ $     6146
  AA) Realized capital gains ----------------------------- $    17522
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $    41905
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     5181
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.1697;0;0.0726;0.2266
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  2.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       17
   Z) Net investment income ------------------------------ $     1645
  AA) Realized capital gains ----------------------------- $       42
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      639
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1644
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.4342;0.3415;0.3419;0.5010
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  3.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       27
   Z) Net investment income ------------------------------ $     8873
  AA) Realized capital gains ----------------------------- $     4227
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     5462
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     9000
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     3593
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.4203;0.3261;0.3265;0.4513
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.1667
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  4.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        9
   Z) Net investment income ------------------------------ $      137
  AA) Realized capital gains ----------------------------- $     1014
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     4527
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      120
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.0319;0;0;0.07424
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  5.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       11
   Z) Net investment income ------------------------------ $     3451
  AA) Realized capital gains ----------------------------- $     8505
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     7225
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     3096
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.2724;0.1338;0.1857;0.3252
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  6.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       14
   Z) Net investment income ------------------------------ $     2088
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2174
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0089
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  7.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       82
   Z) Net investment income ------------------------------ $     2138
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      552
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     1009
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2354
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $      556
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.3909;0.3194;0.3006;0.4317
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0859
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  8.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        3
   Z) Net investment income ------------------------------ $      582
  AA) Realized capital gains ----------------------------- $     2750
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     8892
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      410
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.0547;0.0100;0.0069;0.0892
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  9.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 10.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 11.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       19
   Z) Net investment income ------------------------------ $     -666
  AA) Realized capital gains ----------------------------- $     9102
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $    14647
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 12.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       16
   Z) Net investment income ------------------------------ $     5184
  AA) Realized capital gains ----------------------------- $      405
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     3066
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     5256
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.2483;0.1839;0.1844
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 13.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       67
   Z) Net investment income ------------------------------ $      303
  AA) Realized capital gains ----------------------------- $     2867
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     4995
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      407
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income $   0.0746;0;0.0101;0.0989
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 14.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        5
   Z) Net investment income ------------------------------ $     -536
  AA) Realized capital gains ----------------------------- $    16708
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     1325
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 15.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 16.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 17.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 18.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 19.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 20.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 21.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 22.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 23.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000


                                                          This page being
(Continued from Screen 35)                                filed for series  1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     4057
   P) Amounts owed to affiliated persons --------------------------- $      314
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    29008
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   716456
   U) 1. Number of shares outstanding ------------------------------      12797
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $26.41;25.20;24.93;26.35
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      18331
   Y) Total value of assets in segregated accounts ----------------- $    21653
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       23
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       70
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    45024
   U) 1. Number of shares outstanding ------------------------------       3375
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $12.04;12.04;12.04;13.04
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       1344
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    51631
   P) Amounts owed to affiliated persons --------------------------- $       99
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $       30
                          4. All other liabilities ----------------- $    30865
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   253525
   U) 1. Number of shares outstanding ------------------------------      12187
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $12.56;12.56;12.57;12.55
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       5234
   Y) Total value of assets in segregated accounts ----------------- $    41791
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  4.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1095
   P) Amounts owed to affiliated persons --------------------------- $       56
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     6437
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    48390
   U) 1. Number of shares outstanding ------------------------------       1673
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $18.13;16.76;16.88;18.21
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       4549
   Y) Total value of assets in segregated accounts ----------------- $     1089
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  5.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    19550
   P) Amounts owed to affiliated persons --------------------------- $      126
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        9
                          4. All other liabilities ----------------- $    21419
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   271631
   U) 1. Number of shares outstanding ------------------------------       5427
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $23.67;22.91;22.51;23.74
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       7502
   Y) Total value of assets in segregated accounts ----------------- $    18507
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  6.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     4691
   P) Amounts owed to affiliated persons --------------------------- $       64
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      293
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   234979
   U) 1. Number of shares outstanding ------------------------------     235055
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     1.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.9997
   X) Total number of shareholder accounts -------------------------      10294
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  7.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       30
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    12610
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    74281
   U) 1. Number of shares outstanding ------------------------------       4612
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $11.67;11.65;11.65;11.63
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       2865
   Y) Total value of assets in segregated accounts ----------------- $      411
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  8.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       80
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    16192
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    72453
   U) 1. Number of shares outstanding ------------------------------       1818
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $12.73;11.89;11.94;12.85
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       3299
   Y) Total value of assets in segregated accounts ----------------- $    31549
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  9.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 10.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 11.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      469
   P) Amounts owed to affiliated persons --------------------------- $      397
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    27774
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   622932
   U) 1. Number of shares outstanding ------------------------------      15337
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $24.71;23.29;23.30;25.13
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      26269
   Y) Total value of assets in segregated accounts ----------------- $    88979
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 12.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1019
   P) Amounts owed to affiliated persons --------------------------- $       90
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $       23
                          4. All other liabilities ----------------- $    51600
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   175310
   U) 1. Number of shares outstanding ------------------------------      19277
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $     8.79;8.86;8.89
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      11307
   Y) Total value of assets in segregated accounts ----------------- $    10816
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 13.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      507
   P) Amounts owed to affiliated persons --------------------------- $       42
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      641
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    59532
   U) 1. Number of shares outstanding ------------------------------       4375
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $10.94;10.47;10.43;11.54
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       5145
   Y) Total value of assets in segregated accounts ----------------- $     5218
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 14.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       60
   P) Amounts owed to affiliated persons --------------------------- $       77
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    20330
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    93496
   U) 1. Number of shares outstanding ------------------------------       3286
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $14.87;14.22;14.19;15.07
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       3809
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 15.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 16.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 17.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 18.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 19.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 20.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 21.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 22.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 23.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0